Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office

Forward-Looking Statement

Certain statements contained in this presentation may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," "estimate," "expect," "foresee," "may," "might," "will," "would," "could" or "intend," future or conditional verb tenses, and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the Company's future growth, revenue, assets, asset quality, profitability and customer service, critical accounting policies, net interest margin, non-interest revenue, market conditions related to the Company's stock repurchase program, allowance for loan losses, the effect of certain new accounting standards on the Company's financial statements, income tax deductions, credit quality, the level of credit losses from lending commitments, net interest revenue, interest rate sensitivity, loan loss experience, liquidity, capital resources, market risk, earnings, effect of pending litigation, acquisition strategy, legal and regulatory limitations and compliance and competition.

Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy, availability of and costs associated with obtaining adequate and timely sources of liquidity, the ability to maintain credit quality, possible adverse rulings, judgments, settlements and other outcomes of pending litigation, the ability of the Company to collect amounts due under loan agreements, changes in consumer preferences, effectiveness of the Company's interest rate risk management strategies, laws and regulations affecting financial institutions in general or relating to taxes, the effect of pending or future legislation, the ability of the Company to repurchase its Common Stock on favorable terms and other risk factors. Forward looking statements regarding the Ozark Trust and Investment Corporation acquisition are based on currently available information. Actual results could differ materially after the consummation of this acquisition. Other relevant risk factors may be detailed from time to time in the Company's press releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this Report.

Company Profile


Kansas
Missouri
Arkansas
Tennessee

- **Ticker: SFNC**
- **Since 1903**
- **$7.5 Billion** Total Assets
- **4 State Footprint**
- **$1.4 Billion** Market Cap
- **History of strong asset quality**
- **Ranked 34th in the U.S. on ABA's list of Top 100 Farm Lenders** (1)
- **Ranked 46th in the U.S. on SBA's list of Top 100 SBA Lenders** (2)
- **Excellent non-interest income** (non-banking business units)

(1) Source: American Bankers Association's list of the Top 100 Farm Lenders Ranked by Dollar Volume (as of 6/30/15)
(2) Source: US Small Business Administration's list of the Top 100 SBA Lenders Ranked by number of loans (as of 9/30/15)

Company Footprint


Kansas
Missouri
Arkansas
Tennessee
Kansas City
Saint Louis
Wichita
Springfield
Union city
Nashville
Knoxville
Memphis
Little Rock
Pine Bluff
OK
TX
LA
MS
AL
GA
KY
IL

Four Strategic Acquisitions

Metropolitan National Bank — Nearby & Neighborly

Announced: Sep. 2013
Closed: Nov. 2013
System Conversion: Mar. 2014

- $945 million in Assets and $370 million in Trust Assets
- Section 363 Bankruptcy
- Markets: Little Rock MSA and Northwest Arkansas
- Purchase Price: $53.6 million (0.90X TBV)
- Internal Rate of Return > 25%
- Cost Savings of 35% to 40%

EPS Accretion +35%

DELTATRUST — Delta Trust & Bank

Announced: Mar. 2014
Closed: Aug. 2014
System Conversion: Oct. 2014

- $455 million in Assets and $813 million in Trust Assets
- Markets: Little Rock MSA, Northwest AR and South AR
- Purchase Price: $63 million (15.4X LTM Earnings & 1.53X TBV)
- Internal Rate of Return > 22%
- Cost Savings of 35%

First State

Announced: May 2014
Closed: Feb. 2015
System Conversion: Sep. 2015

- $2.0 billion in Assets
- Markets: Tennessee (Union City, Nashville, Knoxville, Jackson & Memphis)
- Purchase Price: $278 million (12.1X LTM Earnings & 1.68X TBV)
- Internal Rate of Return > 18%
- Cost Savings of 20%

LIBERTY BANCSHARES, INC

Announced: May 2014
Closed: Feb. 2015
System Conversion: Apr. 2015

- $1.1 billion in Assets
- Markets: Missouri (Springfield, Joplin and Branson)
- Purchase Price: $220 million (12.0X LTM Earnings & 1.97X TBV)
- Internal Rate of Return > 19%
- Cost Savings of 25%

EPS Accretion +40%

Trust Company of the Ozarks Acquisition

TCO
TRUST COMPANY of the OZARKS

Announced: April 2015
Expected closing: Q3 2015

- $1 billion in assets under management
- 1,300+ client base
- Market: Southwest Missouri
- Purchase Price: $20.7 million (75% stock / 25% cash) (1)
- Cost Savings of 15%
- Immediately accretive to earnings

Transaction Multiples (1):

- Price / 2014 Revenue 3.4X
- Price / 2014 EBITDA 10.2X
- Price / 2014 Net Income 16.9X
- Price / AUM 2.00%

Key Financial Highlights

(Dollars in 000's)	2011	2012	2013	2014
# of Accounts	1,097	1,203	1,296	1,335
AUM ($)	694,000	797,000	926,000	1,029,000
Revenue	4,104	4,676	5,278	5,884
Pre-Tax Income	1,031	1,231	1,644	1,861
Net Income	646	764	1,024	1,181

Assets Under Management Growth



$1,200
$1,000
$800
$600
$400
$200
$0
CAGR 16%
$495
$660
$694
$797
$926
$1,029
2009
2010
2011
2012
2013
2014

Overview

- Established in 1998. TCO is one of the region's strongest and soundest trust and investment management firms
- Operates under a state non-depository trust charter
- Experienced staff with more that 200 combined years of experience
- Proven ability to grow AUM, with over $1 billion in AUM and 16% CAGR since 2007
- Returns have consistently exceeded benchmarks
- Relationship focus drives new business and AUM growth
- TCO is the only independent trust company in Missouri outside of St. Louis or Kansas City

Clients and Products

- Almost 90% of new business referrals in 2014 were from attorneys, CPAs, insurance professionals and current clients
- Products include investment management, trust services, personal representatives (executor of wills) and custodial services

(1) Net purchase price is $20.0 million (less SFNC's existing ownership in OTIC). Consideration % and multiples are based on the net purchase price. Purchase price is as of announcement date.

Proven Acquirer and Integrator



First Savings Bank of Arkansas
July 26, 1991
Financial Centers: 2
Dumas Bancshares, Inc.
March 31, 1995
Dumas State Bank
Savers Savings Bank of Arkansas
September 20, 1991
Financial Centers: 2
American Bancshares of Arkansas, Inc.
December 9, 1998
American State Bank
Lincoln Bankshares Inc.
Bank of Lincoln
NBC Bank Corp
NBC
National Bank of Commerce
Alliance Bancorporation, Inc.
March 19, 2004
Alliance Bank
Cross County Bancshares, Inc.
June 25, 2004
Financial Centers: 1
Bank of Little Rock
October 31, 2005
Financial Centers: 1
Truman Bank
September 14, 2012
Truman Bank
Excel Bank
October 19, 2012
Excel
TCO
Liberty
February 27, 2015
Deltatrust
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
First America Savings Bank
December 7, 1990
Financial Centers: 3
Dermott State Bank Bancshares, Inc.
Home Federal Saving Association
March 27, 1992
Financial Centers: 1
First Financial Banc Corporation
July 17, 2000
First Bank of Arkansas
First Bank of Arkansas, Russellville
First Bank of Arkansas, Searcy
Heartland Community Bank Bancshares, Inc.
Financial Centers: 1
Union Planters Corporation
November 21, 2003
Financial Centers: 9
Southwest Community Bank
May 14, 2010
Community Bank
Metropolitan National Bank
November 25, 2013
Metropolitan National Bank
Security Savings Bank
Security Savings Bank
October 15, 2010
First State
February 27, 2015

M&A since 1990:

- 11 Whole bank acquisitions
- 1 Trust Company
- 5 Bank branch deals (total of 20 branches)
- 1 Bankruptcy (363) acquisition
- 4 FDIC failed bank acquisitions
- 4 RTC failed thrift acquisitions

Timeline for Conversion and Integration

2014	
Mar:	✓ Convert MNB, integrate 35 branches and close 27 branches
Apr:	✓ Regulatory filings *(Charter Consolidation & Delta Trust)*
May:	✓ Convert 3 legacy charters *(SFB-NEA, SFB-Searcy & SFB-Hot Springs)*
Jun:	✓ Regulatory approval *(Delta Trust)*
Jul:	✓ Regulatory filings *(First State & Liberty)*
	✓ File S-4 *(Delta Trust)*
	✓ File S-4's *(Combined – First State & Liberty Bank)*
Aug:	✓ Close on Delta Trust *(Delta Trust Shareholder meeting)*
	✓ Convert remaining 3 legacy charters *(Russellville, El Dorado & Lake Village)*
Oct:	✓ Delta Trust conversion
Nov:	✓ Shareholder meetings *(SFNC, First State & Liberty)*
2015	
Feb:	✓ Close on First State Bank (Community First)
	✓ Close on Liberty Bank
Apr:	✓ Convert Liberty Bank
Sep:	✓ Convert First State Bank
Oct:	✓ Close on Trust Company of the Ozarks
Dec:	Convert and integrate Trust Company of the Ozarks

Regional Structure



Kansas
Missouri
Arkansas
Tennessee
Kansas City
Wichita
Saint Louis
Springfield
Little Rock
Pine Bluff
Memphis
Union city
Nashville
Knoxville
OK
TX
LA
MS
AL
KY
IL
GA
1
2
3

1 Arkansas Region

- Loans $2.2B
- Deposits $3.7B

2 Missouri/Kansas Region

- Loans $1.3B
- Deposits $1.0B

3 Tennessee Region

- Loans $1.0B
- Deposits $1.3B

Market Demographics and Deposit Market Share

Market	2015 Population (millions)	2015 Median HH Income ($)	2010-2015 Pop. Growth	2015-2020 Pop. Growth	SFNC Deposits ($mm)	Deposit Market Rank	Total Deposits (State or Market, $ in millions)
Arkansas	3.0	42,882	2.04	2.10	3,664	3	53,706
Tennessee	6.6	45,247	3.41	3.54	1,555	13	122,070
Missouri	6.1	47,593	1.35	1.50	1,089	17	133,319
Kansas	2.9	52,551	1.99	2.08	164	81	66,411
National Average		**53,706**	**3.47**	**3.52**			
Arkansas Major MSAs							
Little Rock, AR(MSA)	0.735	49,863	5.0	4.2	1,216	6	14,642
Little Rock, AR (city)					*857*	*3*	*8,457*
Fayetteville-Springdale-Rogers	0.505	48,823	9.1	6.7	279	7	8,552
Tennessee Major MSAs							
Nashville, TN	1.801	53,022	7.8	6.5	314	23	44,071
Jackson, TN	0.131	44,490	0.8	1.9	108	8	2,029
Knoxville, TN	0.860	44,852	2.6	3.1	53	30	14,748
Memphis, TN	1.347	47,676	1.7	2.1	96	37	23,722
Missouri\Kansas Major MSAs							
Springfield, MO	0.455	43,859	4.1	3.5	488	4	8,271
St. Louis, MO	2.807	54,888	0.7	0.9	96	70	69,322
Kansas City, MO/KS	2.076	56,792	3.3	3.0	72	73	46,552
Johnson County, KS	*0.577*	*74,131*	*6.1*	*5.0*	*45*	*40*	*16,006*
Wichita, KS	0.640	49,124	1.5	1.8	36	44	13,810

Simmons First National Corporation

Source: SNL Financial

Non-Banking Business Units

Simmons First Credit Cards

- $170 million nationwide credit card portfolio
- Loan yield with fees over 13%
- History of excellent credit quality
  - 1.30% net charge-offs

Simmons First Trust Company

- $4.5 billion in trust assets
- Profit margin of 28%
- Growing investment advisory business

Simmons First Finance Company

- $50 million consumer portfolio
- Loan yield over 13%
- Good regulatory compliance track record
- Strong credit quality
  - 1.10% net charge-offs

Simmons First Investment Group

- Retail Group - $1 billion in assets under management
- Institutional Group - Bank Broker Dealer

Simmons First Mortgage

- $469 million mortgage originations (YTD 9/30)
- ~70% purchase vs. 30% refinance

Simmons First Insurance Services, Inc.

- Middle Market Property & Casualty Commercial Clients
- Employee benefits division
- 8 offices, with expansion plan into other markets

Revenue Opportunities

	Arkansas	Tennessee	Kansas / Missouri
Credit Cards	✔		
Trust\Wealth Mgmt.	✔		✔ TCO
Investments	✔		
Agriculture Lending	✔		
Equipment Finance	✔		
Insurance (P&C)	✔	✔	
Consumer Finance		✔	
SBA Lending		✔	✔

- **None of our accretion estimates include the potential benefits of expanding these business lines**

2015 Financial Highlights

YTD as of 9/30/15	2014 Earnings	2015 Earnings	Change $	Change %	2014 EPS	2015 EPS	Change $	Change %
GAAP Results	$23.0	$50.3	$27.3	118%	$1.39	$1.83	$0.44	32%
Non-recurring items	4.3	13.4	9.1		0.26	0.49	0.23	
Core Results	**$27.3**	**$63.7**	**$36.4**	**133%**	**$1.65**	**$2.32**	**$0.67**	**41%**
ROA, Core	0.83%	1.21%						
ROTE, Core	11.57%	14.73%						
Efficiency Ratio, Core	68.4%	59.1%						
NIM	4.41%	4.58%						
NIM, Core	3.49%	3.82%						

Q3-2015 Results	Q3-14 Earnings	Q3-15 Earnings	Change $	Change %	Q3-14 EPS	Q3-15 EPS	Change $	Change %
GAAP Results	$8.8	$21.6	$12.8	146%	$0.52	$0.72	$0.20	38%
Non-recurring items	1.9	4.0	2.1		0.11	0.13	0.02	
Core Results	**$10.7**	**$25.6**	**$14.9**	**139%**	**$0.63**	**$0.85**	**$0.22**	**35%**
ROA, Core	0.95%	1.33%						
ROTE, Core	12.84%	15.99%						
Efficiency Ratio, Core	64.89%	57.54%						
NIM	4.36%	4.82%						
NIM, Core	3.51%	3.93%						

EPS = Diluted Earnings per Share

NOTE: Core excludes non-recurring income and expense items (i.e. merger related cost, branch rightsizing cost, one-time gains, etc...). Core NIM excludes interest accretion from excess credit mark. Core results are non-GAAP measurements.

SFNC: Performance Trends



Core ROA
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.83%
0.76%
0.81%
0.77%
0.86%
1.33%
2010
2011
2012
2013
2014
Q3-15



Core ROTCE
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
8.26%
7.43%
7.81%
7.54%
11.89%
15.99%
2010
2011
2012
2013
2014
Q3-15



Core Efficiency Ratio
75%
70%
65%
60%
55%
50%
65.28%
67.86%
70.17%
71.28%
67.22%
57.54%
2010
2011
2012
2013
2014
Q3-15



Core Diluted EPS
$3.53
$3.03
$2.53
$2.03
$1.53
$1.03
$0.53
$0.03
$1.51
$1.45
$1.59
$1.69
$2.29
$3.18
+36%
+38%
Analyst Consensus as of 10/23/15
2010
2011
2012
2013
2014
2015

NOTE: Core excludes non-recurring income and expense items (i.e. merger related cost, branch rightsizing cost, one-time gains, etc...). Core results are non-GAAP measurements.

Financial Highlights

Pre-acquisitions (June 2013) compared to September 2015

	June 2013 Actual	Sept. 2015 Actual
Assets	$3.4B	$7.6B
Loans, net of discounts	$1.9B	$4.9B
Deposits	$2.8B	$6.1B
Investment Security Portfolio	$0.7B	$1.5B
LTM Core Diluted Earnings Per Share (1)	$1.60	$2.94
Common shares outstanding	16.3M	29.9M
Tangible book value per share	$20.74	$21.89
NPA (2)	0.92%	0.89%
TCE Ratio	10.06%	9.10%
Regulatory Leverage Ratio	10.95%	10.83%
Market Capitalization	$0.4B	$1.4B
% Institutional ownership	45%	31%
% Index ownership	15%	10%

(1) Excludes non-recurring income and expense items (non-GAAP)
(2) Excludes acquired assets

Loan Portfolio

State	Total Loans	% of Total
AR	$2.2B	45%
TN	$1.0B	20%
MO\KS	$1.3B	27%
Other (1)	$0.4B	8%

Re-pricing (2)	% of Total
Variable, Adjustable or Fixed < 1 YR Maturity	41%
Fixed Rate	50%

CRE-Loans (2)	% of Total
Owner Occupied	44%
Non-owner Occupied	56%

Total Loan Portfolio
$4.9 billion

September, 2015


Agricultural 4%
Credit Card 4%
Consumer 6%
Construction 7%
Commercial 13%
Single-Family Residential 24%
Commercial Real Estate 42%

(1) Includes credit card, indirect, & equipment finance (nationwide)
(2) Simmons Bank only

Loan Growth

Linked Quarter Loan Growth

$ in millions	Q2-2015	Q3-2015	Change $	Change %
Total Loans [(1)]	**$4,813**	**$4,853**	**$40**	**0.8%**
Less: Acquired Total Loans [(1)]	(2,201)	(2,049)	(152)	
Adjusted Organic Loan Growth [(2)]	**$2,612**	**$2,804**	**$192**	**7.4%**

(1) Acquired loans net of discounts
(2) Net of migrated acquired loans

Credit Quality: Legacy Portfolio

Excludes acquired loans

$ in millions	2007	2008	2009	2010	2011	2012	2013	2014	Q3 2015
NPL (3) – SFNC	**0.60**	**0.81**	**1.35**	**1.98**	**1.74**	**1.42**	**1.07**	**0.74**	**0.66**
NPL (3) – All US Banks (1)	*0.93*	*2.19*	*4.41*	*4.15*	*4.11*	*3.36*	*2.67*	*2.07*	*(4)*
NPA – SFNC	**0.51**	**0.64**	**1.12**	**1.71**	**1.52**	**1.61**	**1.91**	**1.30**	**0.89**
NPA – All US Banks (1)	*0.90*	*1.96*	*3.81*	*3.69*	*3.53*	*2.91*	*2.30*	*1.72*	*(4)*
Net Charge-offs – SFNC (2)	**0.16**	**0.30**	**0.38**	**0.52**	**0.30**	**0.26**	**0.15**	**0.20**	**0.12**
Net Charge-offs – All US Banks (1)	*0.62*	*1.34*	*2.67*	*2.67*	*1.64*	*1.12*	*0.70*	*0.49*	*(4)*

"Great Recession" (2008–2010)

(1) Source: SNL Financial
(2) Excludes Credit Card net charge-offs
(3) Includes TDRs
(4) Peer data not available

Credit Quality: Credit Card Portfolio



History of Strong Asset Quality
(Net Charge-offs)
Net Charge-off %
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
1991 Recession
4.9%
1.3%
2001 Recession
6.6%
2.1%
2008 "The Great Recession"
10.5%
2.6%
*
*
2.9%
1.3%
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
SFNC
Industry

* Federal bankruptcy reform impacted charge-offs in 2005

Simmons First National Corporation

Industry Source: Federal Reserve Board

Credit Quality: Consumer Finance Company

	Average Balance *($ in millions)*	Net Charge-off (%)	Weighted Average Yield (%)
2006	33.3	**1.23**	14.1
2007	37.3	**1.44**	14.3
2008	47.7	**3.16**	14.2
2009	54.0	**2.83**	13.5
2010	53.0	**1.80**	13.4
2011	50.6	**1.35**	13.6
2012	47.9	**1.42**	13.4
2013	48.1	**0.87**	13.0
2014	50.5	**1.10**	12.7
2015 YTD (6/30)	51.8	**1.12**	13.8

Credit Quality: Loan and Credit Coverage

$ in millions	Actual 9/30/15	Coverage
Legacy Loan Portfolio	**2,839**	
Allowance for Loan Loss	(30)	1.1%
Loans acquired	**2,085**	
Loan discount	(71)	3.4%
Total Loans, before discounts	**4,924**	
Total allowance for loan loss and loan discount	(101)	2.1%

Consistent Dividend History



Current Dividend Yield 1.9%
Dividend Payout Ratio 27% (Q3)
Dividend per share
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.28
$0.32
$0.36
$0.40
$0.44
$0.48
$0.53
$0.57
$0.61
$0.68
$0.73
$0.76
$0.76
$0.76
$0.76
$0.80
$0.84
$0.88
$0.92
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07
'08
'09
'10
'11
'12
'13
'14
'15
106 Consecutive Years

1 Year Total Shareholder Return

(Dividends + Stock Appreciation)

9/30/14 – 9/30/15


SFNC +27%
SNL U.S. Bank Index (2%)
Total Return (%)
30
25
20
15
10
5
0
-5
-10
Sep-2014
Dec-2014
Mar-2015
Jun-2015
Sep-2015
SFNC
SNL U.S. Bank

Long-term Shareholder Return

(Dividends + Stock Appreciation)

Pre-economic downturn 12/31/07 – 9/30/15



SFNC +124%
SNL U.S. Bank Index +3%
Total Return (%)
150
100
50
0
-50
-100
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
SFNC
SNL U.S. Bank

Investment Profile

Market Data as of 9/30/15	SFNC
Stock Price	$47.93
52 week price range	$35.72 - $48.36
Common Shares Outstanding	29.9 million
Market Capitalization	$1.4 billion
% Institutional Ownership	~31%
% Index Ownership	~10%
Valuation & Per Share Data	
Price / LTM Core EPS	16.3x
Price / 2015 EPS (1)	15.1x
Price / 2016 EPS (1)	13.7x
Price / Tangible Book	2.2x

(1) based upon analyst consensus as of October 23, 2015 (2015: $3.18 and 2016: $3.51)

2016 Strategic Focus

- "Table Stakes"
  - Asset Quality
  - Regulatory Compliance
- Internal revenue opportunities
- Efficiency initiatives
- Branding in new markets and product enhancement
- $10 billion threshold
- Acquisitions
  - Traditional banking – enhance current footprint and consider expanding into adjoining states (inside-out strategy)
  - Non-banking – trust, investments, insurance and credit card

Why Simmons First?

- **Multiple paths to above average earnings growth**
  - M&A accretion, cost savings and revenue enhancements
  - Continued efficiency initiatives
  - Organic legacy loan growth
  - Rising interest rates
- **Experienced and deep management**
- **Exceptional balance sheet**
- **Consistent historical earnings performance**
- **Attractive dividend yield and total shareholder return**

Committed to delivering a sophisticated and diverse range of products with the service level of a community bank

Simmons First National Corporation

NASDAQ-GS: SFNC



Pine Bluff – Corporate Headquarters



Little Rock Corporate Office